LETTER OF INTENT

~~July 30, 2007~~ Effective Date: August 20, 2007
EM

Mr. Leo Greenfield
Distribution Management Services, Inc.
A Publicly Held Company
DUNS No: **074453718** (DMGS) SEC No: **0001064270**
11601 Biscayne Boulevard Suite 201
Miami, Florida 33181

Re: Poinciana Villages 7 & 8 174 single-family fee simple deeded community lots.

Dear Mr. Leo Greenfield:

This Letter will confirm your and our mutual intent with respect to the proposed acquisition described herein between Distribution Management Services, Inc., and DMGS the operating entities ("The Seller(s)", and Coastline Management Group, LLC and/or its successors, assignees and affiliate(s) ("The Buyer(s)").

1. **Prices and Terms**. We envision that the principal terms of the proposed transaction would be substantially as follows:

2. **Consideration**. The total amount of the purchase will be as follows:

3. **PURCHASE PRICE: EIGHT MILLION SEVEN HUNDRED THOUSAND DOLLARS (US $8,700,000.00)** for the property referenced above. **Single Family Fee Simple Deeded Community Lots Totaling 174 Fully Recorded Completed Plat Site Plan Approved PUD Single Family Home Project Known as Poinciana Villages,** together with all its lands, buildings struts, right of ways, easements, permits, entitlements, fixed assets, contracts, licenses, approvals, patients, patents, trademarks and the like owned by the Seller which is domiciled at **11601 Biscayne Boulevard Miami, Florida 33181 (see EXHIBIT A– legal description),** hereinafter the **"Seller"**, to purchase the above referenced property.

    i. Buyer's completion of customary due diligence related to the Sellers and the Property as described in **Exhibit B.**

    ii. Receipt of any applicable regulatory, governmental, corporate governance, or other approvals or consents that may be required for the consummation of the purchase transaction.

4. **Purchase and Sale Agreement**. Promptly after your execution of this letter, the parties shall proceed to negotiate a definitive purchase and sale agreement in form and substance satisfactory to each of them in their absolute discretion (the "Purchase Agreement"). If, for any reason, the Purchase Agreement is not executed and delivered by the Seller(s) and the Buyer(s) within Ninety (90) days

from the Seller(s)'s acceptance of this letter, the deposit (described below) shall be returned to Buyer(s) and this letter shall terminate and, except for the obligations set forth in Sections 6 and Section 7 below, neither party shall have any further rights or obligations hereunder.

5. **Deposits**. The initial deposit of $50,000.00 is fully refundable and will be placed in escrow within five business days upon execution of this agreement at the Law office of **SMOLER, LERMAN, BENTE & WHITEBOOK, P.A** in Hollywood, Florida and will remain in escrow throughout the due diligence period of ~~Sixty~~ Ninety (90) days. Upon the expiration of the Ninety (90) due diligence period, the initial deposit of $50,000.00 will be released irrevocably in favor, of the seller(s). At this time, the Buyer(s) shall make an additional $50,000.00 non-refundable deposit in favor of the Seller(s). The total deposit(s) of $100,000.00 will be held in escrow until closing of the last parcel, at which time the total deposit of $100,000.00 shall be credited to the total acquisition price of the last parcel purchased. Also, it is agreed that in the event the buyer(s) do not close the transaction, the escrow monies will be released to the seller(s) irrevocably and unconditionally.

6. **Closing.**

a. Closing on the Development Site will occur Ninety (90) days after the expiration of the appellate period of the Seller receiving full entitlements and site plan PUD approval, recordation of the approved final plat, fully developed single family lots under CDD order Bond No: which will include all water and sewer utilities, roads, lights, telephone communications and electrical trunks, common areas, parks, entrances, club houses, community pool(s), Local DEP, PV-and/or CFWMD, Storm Water Capacity Certificate, elevation certificate, survey, clear marketable title and Buyer receiving full developmental order approval and authority to complete 174 Single Family Home project known as Poinciana Villages of Florida.

b. Closing will be at the law offices of SMOLER, LERMAN, BENTE & WHITEBOOK P.A., of Hollywood, Florida unless otherwise agreed to by the buyer and seller.

7. **Due Diligence Review; Access**. Buyer(s) shall conduct its basic due diligence during the Ninety (90) day period commencing on the date hereof (the "Due Diligence Period"). The Buyer acknowledges that the Seller has, as of the date hereof provided to Buyer the due diligence materials evidenced in Exhibit B hereto. Until the expiration of the Due Diligence period or, if earlier, until the termination of this letter agreement, Seller hereby grants to Buyer and to Buyer's employees, agents, representatives and contractors (hereinafter collectively referred to as "Buyers Agents"), a license to enter upon the Property and to review the records, if any, maintained by Seller or by Seller's property management company during normal business hours. Such access shall be for the limited purposes of (i) reviewing Property materials made available under paragraph 6 of this Agreement; and (ii) inspecting the physical condition of the Property and conducting non-intrusive physical and environmental inspections of the Property. Buyer acknowledges and agrees that Buyer shall not be permitted

to (and shall not): (i) interview any employees (except those authorized in advance by Seller), (ii) interview any tenants or guests residing at the Property, and/or (iii) meet with (or make any inquiries to) any governmental authorities with respect to the Property. Buyer agrees that in exercising its right of access hereunder, Buyer will use and will cause Buyer's Agents to use their best efforts not to interfere with the activities of persons occupying or providing service at the Property. Buyer shall, at least forty-eight (48) hours prior to the inspection, give Philip Mr. Leo Greenfield on behalf of Seller notice of its intention to conduct any inspection so that Seller shall have an opportunity to have a representative present during any such inspection and Seller expressly reserves the right to have a representative present. Buyer agrees to cooperate with any reasonable request by Seller in connection with the timing of any such inspection. The access granted hereunder is intended to convey and grant onto Buyer a temporary right to enter upon the Property and to conduct the activities stated herein. By acceptance hereof, Buyer agrees to bear the full cost and expense of any activities with respect to and in accordance with this Agreement. In consideration for Buyer's access to the Property, Buyer agrees to be responsible for all damages, liabilities, claims, costs and expenses suffered by Seller or any third party arising from Buyer's or Buyer's Agents exercise of its access rights hereunder, including, without limitation, any damages resulting from the acts, omissions or negligence of Buyer or Buyer's Agents. The provisions of this paragraph shall survive the termination of this letter agreement. Buyer agrees that, prior to entering upon the Property, Buyer shall maintain (i) commercial general liability insurance on an occurrence basis, including contractual liability coverage (designating the indemnity provisions of paragraph 6 of this letter agreement) and broad form property damage endorsement coverage, providing that Buyer is the named insured and that Seller is an additional insured, and providing liability limits of not less than $1,000,000 combined single limit per occurrence with respect to bodily and personal injury, death and property damage and $2,000,000 in the aggregate, (ii) workmen's compensation insurance at statutory limits, including employer's liability insurance in an amount not less than $1,000,000 as required by law, and (iii) for any of Buyer's consultants who conduct environmental inspections of the Property, professional liability insurance of not less than $1,000,000. Buyer shall provide Seller with certificates of insurance in form reasonably satisfactory to Seller which evidences such insurance prior to obtaining access to the Property. Buyer shall, at its sole cost and expense, promptly restore any physical damage or alteration of the physical condition of the Property which results from any inspections or activities conducted at Buyer's sole cost and expense and in strict accordance with all requirements of applicable law. Buyer agrees to indemnify, defend and hold Seller, its affiliates and their respective officers, shareholders, directors, members, managers, and employees free and harmless from any loss, injury, damage, claim, lien, cost or expense including reasonable attorneys' fees and costs at trial and all appellate levels arising out of a breach of this Agreement by Buyer in connection with the inspection of the Property, or otherwise from exercise by Buyer or Buyer's Agents of the right of access described herein. This indemnification shall survive the termination of this letter agreement.

8. **Public Announcements**. The Buyer(s) representative and Seller(s) representative can make any public announcement of the proposed transaction contemplated by this agreement prior to the execution of the Purchase & Sale Agreement with the prior written approval of the other, which approval will not be unreasonably withheld or delayed. The foregoing shall not restrict in any respect Seller(s) or Buyer(s) representative ability to communicate information concerning this agreement and the transactions contemplated hereby to your and our respective affiliates, officers, directors, employees and professional advisers, and, to the extent relevant, to third parties whose consent is required in connection with the transaction contemplated by this agreement.

9. **Exclusivity and No Shop Clause.** In consideration of the payment of the Deposits and the significant time and expense to be devoted by the Buyer(s) a no-shop clause will be in affect, with regards to its potential acquisition of the Property, the Seller(s) shall not, during the Due Diligence Period show the Property, market the Property, nor in any manner discuss the sale or any other potential commercial transaction involving the Property or enter into any agreement concerning the Property, other than with Buyer and its designated representatives

10. **Non Binding**. Except for the obligations set forth in Section 6 and Section 7 above, this letter is not intended to create, and shall not create, any legally binding obligation on the Seller(s) or the Buyer(s) (including, without limitation, any obligation to enter into the Purchase Agreement), and neither the Buyer(s) nor the Seller(s) will be legally bound in any manner unless they each, acting in their sole discretion, elect to execute and deliver the Purchase Agreement. No negotiations, course of dealings or other circumstances shall obligate Seller(s) or Buyer(s) to enter into the Purchase Agreement. Either the Buyer(s) or the Seller(s) has the right to terminate discussions or negotiations at any time and for any reason.

11. **Broker.** Neither Purchaser nor Seller has dealt with any real estate agent, broker or finder in connection with the transaction contemplated by this Agreement.

12. **Termination.** This letter will terminate and be of no further force or effect upon the earliest to occur of the following events: (a) execution of a Purchase Agreement or the failure to enter into a Purchase Agreement with the time period provided for herein; (b) expiration of the Due Diligence Period or if the Second Deposit has not been timely made as provided hereinabove; or (c) written notice from the Buyer indicating that such Party declines to proceed with the Transaction. Upon termination of this letter, the parties will have no further obligations hereunder, except as **stated in Section 6 and 7, which will survive any such termination.**

If you wish to proceed in accordance with the above terms, you must execute this letter and return it to us no later than five business days from the date set forth above; otherwise, this letter shall automatically terminate.

Very truly yours,

Distribution Management Services, Inc.

By: ______________________
Authorized Agent for

Date: August 3, 2007

Accepted:

Coastline Management Group, Inc.

By: ______________________
Mr. Eyal Mehaber,
Managing Member of Coastline Management Group, LLC

Date: 8/20/07

"Exhibit A"
Legal Description

Legal Description:

<u>THE REMINDER OF THIS PAGE IS INTENTALLY LEFT BLANK</u>

"Exhibit B"
Required Due Diligence Materials

1. Environmental Reports phase 1 mandatory phase 2 if required by original inspector.
2. Hazardous materials permit releases if any.
3. DERM releases if applicable to the site.
4. Land Survey report (Re-Certified to Buyer).
5. Zoning applications and/or all final fee simple recorded plat approvals were and when applicable.
6. Annual Tax Bills 2004 through 2007.
7. Proposed building drawings, permits and the like.
8. Proposed site plan drawings if applicable.
9. Any agreements with the County for tax incentives bonuses and the like.
10. Legal notices on related matters pertaining to the purported building project.
11. Co-op agreement for all shareholders mandatory.
12. Articles of incorporation for the operating entity to be sold if applicable.
13. Any and all site plans, architectural drawings, construction documentation, mechanical and electrical engineering design, as well as all governmental authority approvals, developers order, Army Corp of Engineers, Central Florida Water Management District, Storm Water certification, Division of Environmental Protection certification permits and the like.

1.

5 13 2007
3:41 PM

Distribution Management Service, Inc
11601 Biscayne Blv'd Ste. 201
Miami, Fl. 33181-3151

REAL ESTATE TAX PAYMENT

Document Number		TAX PAYMENT	LEGAL DESCRIPTION	Item #
332728-934460-	341030	466.91	Lot 3, Block 341, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	1
332728-934460-	345020	434.01	Lot 2, Block 345, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	2
332728-934460-	346050	434.01	Lot 5, Block 346, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	3
332728-934460-	348060	434.01	Lot 6, Block 348, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	4
332728-934460-	385040	434.01	Lot 4, Block 385, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	5
332728-934460-	387230	434.01	Lot 23, Block 387, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	6
332728-934460-	395070	434.01	Lot 7, Block 395, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	7
332728-934460-	399030	434.01	Lot 3, Block 399, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	8
332728-934460-	399040	434.01	Lot 4, Block 399, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	9
332728-934460-	404040	613.74	Lot 4, Block 404, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	10
332728-934460-	404060	434.01	Lot 6, Block 404, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	11
332728-934460-	404070	434.01	Lot 7, Block 404, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	12
332728-934460-	407150	434.01	Lot 15, Block 407, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	13
332728-934460-	414080	466.91	Lot 8, Block 414, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	14
332728-934460-	421050	466.91	Lot 5, Block 421, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	15
332728-934460-	421080	434.01	Lot 8, Block 421, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	16
332728-934460-	426310	466.91	Lot 31, Block 426, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	17
332728-934460-	426320	466.91	Lot 32, Block 426, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	18
332728-934460-	428040	434.01	Lot 4, Block 428, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	19
332728-934460-	430080	434.01	Lot 8, Block 430, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	20
332728-934460-	431060	434.01	Lot 6, Block 431, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	21

332728-934460-	439100	434.01	Lot 10, Block 439, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	22
332728-934460-	439120	434.01	Lot 12, Block 439, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	23
332728-934460-	443020	434.01	Lot 2, Block 443, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	24
332728-934460-	446130	466.91	Lot 13, Block 446, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	25
332728-934460-	447080	434.01	Lot 8, Block 447, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	26
332728-934460-	448040	434.01	Lot 4, Block 448, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	27
332728-934460-	451140	434.01	Lot 14, Block 451, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	28
332728-934460-	453030	434.01	Lot 3, Block 453, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	29
332728-934460-	454050	434.01	Lot 5, Block 454, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	30
332728-934460-	467140	434.01	Lot 14, Block 467, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	31
332728-934460-	467150	434.01	Lot 15, Block 467, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	32
332728-934460-	470120	434.01	Lot 12, Block 470, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	33
332728-934460-	470130	434.01	Lot 13, Block 470, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	34
332728-934460-	470160	434.01	Lot 16, Block 470, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	35
332728-934460-	470190	434.01	Lot 19, Block 470, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	36
332728-934460-	471010	466.91	Lot 1, Block 471, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	37
332728-934460-	483060	434.01	Lot 6, Block 483, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	38
332728-934460-	488130	434.01	Lot 13, Block 488, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	39
332728-934460-	499170	434.01	Lot 17, Block 499, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	40
342728-934510-	88407	723.23	Lot 7, Block 884, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	41
342728-934510-	88408	723.23	Lot 8, Block 884, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	42
342728-934510-	88503	723.23	Lot 3, Block 885, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	43
342728-934510-	88505	723.23	Lot 5, Block 885, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	44
342728-934510-	88512	723.23	Lot 12, Block 885, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	45
342728-934510-	88605	723.23	Lot 5, Block 886, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	46
342728-934510-	88606	723.23	Lot 6, Block 886, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	47
342728-934510-	88614	723.23	Lot 14, Block 886, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	48
342728-934510-	88617	723.23	Lot 17, Block 886, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	49

342728-934510-	88910	723.23	Lot 10, Block 889, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	50
342728-934510-	89111	723.23	Lot 11, Block 891, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	51
342728-934510-	89203	756.14	Lot 3, Block 892, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	52
342728-934510-	89305	723.23	Lot 5, Block 893, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	53
342728-934510-	89308	723.23	Lot 8, Block 893, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	54
342728-934510-	89804	723.23	Lot 4, Block 898, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	55
342728-934510-	89805	723.23	Lot 5, Block 898, P. Neighborhood 2 East, Village 7, PB 53, PGS 1/3	56
022828-934710	73120	723.23	Lot 12, Block 1016, P. Neighborhood 4, Village 7, PB 53, PGS 4/18	57
102828-935240	791050	361.70	Lot 5, Block 791, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	58
102828-935240	792070	361.70	Lot 7, Block 792, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	59
102828-935240	792120	361.70	Lot 12, Block 792, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	60
102828-935240	792200	361.70	Lot 20, Block 792, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	61
102828-935240	793040	361.70	Lot 4, Block 793, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	62
102828-935240	793060	361.70	Lot 6, Block 793, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	63
102828-935240	793190	361.70	Lot 19, Block 793, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	64
102828-935240	783220	361.70	Lot 22, Block 793, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	65
102828-935240	794030	394.61	Lot 3, Block 794, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	66
102828-935240	794080	361.70	Lot 8, Block 794, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	67
102828-935240	797020	361.70	Lot 2, Block 797, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	68
102828-935240	797100	361.70	Lot 10, Block 797, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	69
102828-935240	797200	361.70	Lot 20, Block 797, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	70
102828-935240	797220	361.70	Lot 22, Block 797, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	71
102828-935240	798030	361.70	Lot 3, Block 798, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	72
102828-935240	799010	394.61	Lot 1, Block 799, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	73
102828-935240	799080	361.70	Lot 8, Block 799, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	74
102828-935240	800060	361.70	Lot 6, block 800, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	75
102828-935240	800070	361.70	Lot 7, Block 800, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	76
102828-935240	800080	361.70	Lot 8, Block 800, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	77
102828-935240	801080	361.70	Lot 8, Block 801, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	78

4.

102828-935240	802040	361.70	Lot 4, Block 802, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	79
102828-935240	802050	361.70	Lot 5, Block 802, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	80
102828-935240	802230	361.70	Lot 23, Block 802, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	81
102828-935240	803070	361.70	Lot 7, Block 803, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	82
102828-935240	803080	361.70	Lot 8, Block 803, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	83
102828-935240	803090	361.70	Lot 9, Block 803, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	84
102828-935240	805280	361.70	Lot 28, Block 805, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	85
102828-935240	806070	361.70	Lot 7, Block 806, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	86
102828-935240	806080	361.70	Lot 8, Block 806, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	87
102828-935240	807090	361.70	Lot 9, Block 807, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	88
102828-935240	808010	361.70	Lot 1, Block 808, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	89
102828-935240	808090	361.70	Lot 9, Block 808, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	90
102828-935240	808100	361.70	Lot 10, Block 808, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	91
102828-935240	810030	361.70	Lot 3, Block 810, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	92
102828-935240	810130	361.70	Lot 13, Block 810, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	93
102828-935240	811270	361.70	Lot 27, Block 811, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	94
102828-935240	811380	361.70	Lot 38, Block 811, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	95
102828-935240	812180	361.70	Lot 18, Block 812, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	96
102828-935240	812190	361.70	Lot 19, Block 812, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	97
102828-935240	812250	361.70	Lot 25, Block 812, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	98
102828-935240	813280	361.70	Lot 28, Block 813, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	99
102828-935240	813310	361.70	Lot 31, Block 813, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	100
102828-935240	815030	361.70	Lot 3, Block 815, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	101
102828-935240	815130	361.70	Lot 13, Block 815, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	102
102828-935240	816060	361.70	Lot 6, Block 816, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	103
102828-935240	816230	361.70	Lot 23, Block 816, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	104
102828-935240	816260	361.70	Lot 26, Block 816, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	105
102828-935240	816270	316.70	Lot 27, Block 816, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	106
102828-935240	817060	361.70	Lot 6, Block 817, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	107

102828-935240	817110	361.70	Lot 11, Block 817, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	108
1010280-935240	818030	361.70	Lot 3, Block 818, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	109
102828-935240	818040	361.70	Lot 4, Block 818, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	110
102828-935240	818310	361.70	Lot 31, Block 818, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	111
102828-935240	818320	361.70	Lot 32, Block 818, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	112
102828-935240	821090	361.70	Lot 9, Block 821, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	113
102828-935240	824010	361.70	Lot 1, Block 824, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	114
102828-935240	826060	361.70	Lot 6, Block 826, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	115
102828-935240	829050	361.70	Lot 5, Block 829, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	116
102828-935240	830060	361.70	Lot 6, Block 830, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	117
102828-935240	830110	361.70	Lot 11, Block 830, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	118
102828-935240	830120	361.70	Lot 12, Block 830, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	119
102828-935240	830280	361.70	Lot 28, Block 830, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	120
102828-935240	831050	361.70	Lot 5, Block 831, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	121
102828-935240	831140	361.70	Lot 14, Block 831, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	122
102828-935240	832100	361.70	Lot 10, Block 832, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	123
102828-935240	832140	361.70	Lot 14, Block 832, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	124
102828-935240	832150	361.70	Lot 15, Block 832, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	125
102828-935240	833100	361.70	Lot 10, Block 833, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	126
102828-935240	833110	361.70	Lot 11, Block 833, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	127
102828-935240	833220	361.70	Lot 22, Block 833, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	128
102828-935240	833270	361.70	Lot 27, Block 833, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	129
102828-935240	834010	361.70	Lot 1, Block 834, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	130
102828-935240	834100	361.70	Lot 10, Block 834, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	131
102828-935240	834130	361.70	Lot 13, Block 834, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	132
102828-935240	835080	361.70	Lot 8, Block 835, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	133

102828-935240	836010	361.70	Lot 1, Block 836, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	134
102828-935240	836030	361.70	Lot 3, Block 836, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	135
102828-935240	837210	394.61	Lot 21, Block 837, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	136
102828-935240	837290	361.7	Lot 29, Block 837, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	137
102828-935240	838060	361.7	Lot 6, Block 838, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	138
102828-935240	838200	394.61	Lot 20, Block 838, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	139
102828-935240	838560	361.70	Lot 56, Block 838, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	140
102828-935240	840160	361.70	Lot 16, Block 840, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	141
102828-935240	841040	361.70	Lot 4, Block 841, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	142
102828-935240	841240	361.70	Lot 24, Block 841, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	143
102828-935240	846250	361.70	Lot 25, Block 846, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	144
102828-935240	847100	361.70	Lot 10, Block 847, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	145
102828-935240	847120	361.70	Lot 12, Block 847, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	146
102828-935240	849030	394.61	Lot 3, Block 849, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	147
102828-935240	851030	394.61	Lot 3, Block 851, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	148

7

102828-945240	851040	361.70	Lot 4, Block 851, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	149
102828-935240	853010	394.61	Lot 1, Block 853, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	150
102828-935240	853060	394.61	Lot 6, Block 853, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	151
102828-935240	853080	361.70	Lot 8, Block 853, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	152
102828-935240	854130	394.61	Lot 13, Block 854, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	153
102828-935240	855030	394.61	Lot 3, Block 855, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	154
102828-935240	855090	361.70	Lot 9, Block 855, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	155
102828-935240	856110	361.70	Lot 11, Block 856, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	156
102828-935240	856160	361.70	Lot 16, Block 856, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	157
102828-935240	856170	361.70	Lot 17, Block 856, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	158
102828-935240	858170	361.70	Lot 17, Block 858, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	159
102828-935240	858200	361.70	Lot 20, Block 858, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	160
102828-935240	859200	361.70	Lot 20, Block 859, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	161
102828-935240	860040	361.70	Lot 4, Block 860, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	162
102828-935240	860090	361.70	Lot 9, Block 860, P. Neighborhood 2, Village 8, PB 53, PGS 29/43	163

332728-934460	366070	715.14	Lot 7, Block 366, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	164
332728-934460	345070	715.14	Lot 7, Block 345, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	165
332728-934460	413020	785.07	Lot 2, Block 413, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	166
332728-934460	423050	785.81	Lot 5, Block 423, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	167
332728-934460	427080	716.45	Lot 8, Block 427, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	168
332728-934460	427160	715.14	Lot 16, Block 427, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	169
332728-934460	447060	716.45	Lot 6, Block 447, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	170
332728-934460	396040	715.14	Lot 4, Block 396, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	171
332728-934460	453020	715.79	Lot 2, Block 453, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	172
332728-934460	412050	715.14	Lot 5, Block412, P. Nieghborhood 2 West Village 7, PB 55,PGS 5/18	173
332728-934460	448280	717.10	Lot 28, Block 448, P. Neighborhood 2 West, Village 7, PB 55, PGS 5/18	174
102828-935240	792080	~~590.00~~	~~Lot 8, Block 792, P. Neighborhood 2, Village 8, PB 55, PGS 5/18~~	175
332728-934460	445030	784.33	Lot 3 Block 445, P. Neighborhood 2 West Village BP 55 PGS 5/18 (bowen)	176
102828-935240	830090	528.85	Lot 9, Block 830, P. Neighborhood 2 Village 8, PB 53 PGS 29/43 (bowen)	177
Total Tax Due		78,578.10		